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                                                                    EXHIBIT 10.3

THE SECURITIES REPRESENTED BY THE DEBENTURES AND THE SHARES OF COMMON STOCK OF INTERAMERICAS COMMUNICATIONS CORPORATION TO BE ISSUED UPON ANY CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISTRIBUTION OF SECURITIES) OR (111) IF AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE. THE SECURITIES EVIDENCED BY THIS DEBENTURE ARE ALSO SUBJECT TO THE REGISTRATION RIGHTS SET FORTH IN THAT CERTAIN SUBSCRIPTION AND PURCHASE AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF WHICH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.


No.1                                                                  $150,000


                    INTERAMERICAS COMMUNICATIONS CORPORATION

                  7% CONVERTIBLE DEBENTURE DUE FEBRUARY 3,2000

     THIS DEBENTURE is one of a duly authorized issue of Debentures of InterAmericas Communications Corporation, a corporation duly organized and existing under the laws of the State of Texas (the "Company"), designated as its 7% Convertible Debentures due February 3, 2000 in an aggregate original principal amount not exceeding One Million Five Hundred Thousand Dollars ($1,500,000) (the "Debentures").

     FOR VALUE RECEIVED, the Company promises to pay to NU Investments, LLC, registered holder hereof (the "Holder"), the principal sum of One Hundred Fifty Thousand Dollars ($150,000) on February 3, 2000 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears at the rate of 7% per annum, compounded annually and payable on a semi-annual basis commencing six months after the date hereof computed on the basis of the actual number of days elapsed in a 365-day year. Any accrued and unpaid interest shall be payable in full on the Maturity Date or, if earlier, on each Conversion Date (hereinafter defined). Accrual of interest shall commence on the date hereof until payment in full of the principal sum has been made or duly provided for. All accrued and unpaid interest shall bear interest at the same rate from and after the due date of the interest payment until so paid. The interest so payable, less any amounts required by law to be deducted or withheld, will be paid on the Maturity Date or, if earlier, on each Conversion Date, to the person in whose name the Debenture is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement executed by the original Holder in connection with the purchase of the tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company, as designated in writing by the Holder from time to time. In lieu of a cash interest payment, the Holder may require the Company to issue shares of its Common Stock, $.001 par value per share (the "Common Stock"), or a combination of Common Stock and cash as payment of the interest then due and payable. If the Holder elects to receive all or a portion of the interest in Common Stock, the Company shall issue to the Holder such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate average closing bid price (as reported on the Nasdaq SmallCap Market) for the five (5) consecutive trading days ending on the trading day prior to the date such interest is payable, equal in amount to the interest which the Holder has elected to receive in kind.

     This Debenture is subject to the following additional provisions:

     1. In the event that the Company has not registered for resale all of the Registrable Shares pursuant to Section 3 of the Subscription Agreement on or before June 30, 1997, the Company shall, for each day or portion thereof that such Registrable Shares are not registered for resale, in addition to the interest accruing at the rate of 7% per annum otherwise payable pursuant to the terms of the Debentures, pay the Holder a premium equal to one tenth of one percent (0.1%) of the aggregate outstanding principal amount of the Debentures, payable weekly in arrears, commencing July 1, 1997. The premium to be paid, if any, shall constitute liquidated damages for the Company's failure to cause the registration of the Registrable Shares. The parties agree that the foregoing damages are reasonable and that the anticipated damages for the failure of the Company to effect such registration are uncertain in amount and difficult to be proved. The premium shall accrue and be payable on a weekly basis in cash or, in lieu of a cash premium payment the

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Holder may, at its option, require the Company to issue shares of its Common
Stock or a combination of Common Stock and cash as payment of the premium then due and payable, until such time as the Holder receives notification of the effectiveness of the Registration Statement or the registration to be effected pursuant to Section 3.2 of the Subscription Agreement. If the Holder elects to receive all or a portion of the premium in Common Stock, the Company shall issue to the Holder such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate average closing bid price (as reported on The Nasdaq SmallCap Market) for the five (5) consecutive trading days ending on the trading day prior to the date such premium is payable, equal in amount to the cash premium which the Company is required to pay in kind.

     2. The Debentures are issuable in denominations of Fifty Thousand Dollars ($50,000) and integral multiples thereof This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder No service charge will be made for such registration or transfer or exchange.

     3. The Company shall be entitled to withhold from all payments of interest on this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or any other applicable laws at the time of such payments.

     4. This Debenture has been issued subject to certain investment representations of the original Holder hereof (set forth in Section 5 of the Subscription Agreement) and may be offered, sold, transferred or exchanged only in compliance with the Securities Act. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     5. Subject to the provisions of Section 7 hereof the Holder of this Debenture shall have the option to convert up to One Hundred percent (100%) of the of the principal amount of the Debentures originally issued to the Holder at any time and from time to time into shares of the Company's Common Stock, at a conversion price for each share of Common Stock equal to the lesser of (i) the average closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the date of the Debentures (the "Fixed Conversion Price") or, (ii) eighty-three percent (83%) of the average closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the Conversion Date (hereinafter defined) (such lesser value being hereinafter referred to as the "Conversion Price"). Notwithstanding the foregoing, in the event that the closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for ten (10) consecutive trading days is equal to, or less than $2.25 (as adjusted for stock splits, combinations and similar recapitalizations affecting the Common Stock), the Company may, on one and only one occasion, suspend the Purchaser's ability to convert any part of the outstanding Debentures for a period not to exceed forty-five (45) days.

     6. Conversion of this Debenture shall be effectuated by surrendering the Debenture to the Company with the form of Notice of Conversion attached hereto as SCHEDULE 1. executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as provided for above) hereof. The amount of accrued but unpaid interest as of the Conversion Date shall be subject to conversion and paid in shares of Common Stock valued at the Conversion Price. No fractional shares of the Common Stock or scrip representing fractional shares will be issued on conversion, but the number of shares of Common Stock issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given shall be deemed to be the date on which the Holder has delivered the Debentures, with the Notice of Conversion duly executed, to the Company, or if earlier, the date such Notice of Conversion is delivered to the Company provided the Debentures are received by the Company within five (5) trading days thereafter. Such date is referred to herein as the 'Conversion Date." Facsimile delivery of the Notice of Conversion shall be accepted by the Company. The Company shall issue and register, within three (3) trading days after delivery to the Company of such Notice of Conversion, if the Company has received the original Notice of Conversion and Debenture(s) being so converted by such date, the number of shares of Common Stock to which the Holder shall be entitled, registered in such street or nominee name as may be directed by the Holder in the Notice of Conversion. The Company shall ensure that the shares of Common Stock are at all times Depository Trust Corporation eligible. In the event that the Company fails for any reason to effect delivery of such shares of Common Stock within such three (3) trading day period; (i) the Company shall pay the Holder a premium equal to one percent (1%) of the aggregate principal amount of the Debentures then outstanding and held by the Holder, payable daily, commencing on the fourth (4th) trading day after delivery to the Company of such Notice of Conversion or (ii) the Holder may, in its sole discretion, revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions

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                                                                         Page 3



immediately prior to delivery of such Notice of Conversion. The parties agree that the foregoing damages are reasonable and that the anticipated damages for the failure of the Company to effect such delivery are uncertain in amount and difficult to be proved.

     7. The Conversion Price and number of shares of Common Stock issuable upon conversion shall be subject to adjustment from time to time as provided in this
Section 7.

     (a) In the event the Company should at any time or from time to time after the date of this Debenture fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Fixed Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of the Debentures shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

     (b) If the number of shares of Common Stock outstanding at any time after the date of the Debentures is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Fixed Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of the Debentures shall be decreased in proportion to such decrease in outstanding shares.

     8. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Debentures, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount and accrued interest thereon; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Debentures, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares ~f Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the Company's authorized Common Stock.

     9. The Company shall be entitled to prepay the entire amount of the Debentures or any portion hereof, at any time or from time to time, upon not less than ten (10) (nor more than twenty (20)) days' prior written notice. The prepayment price shall equal One Hundred Seventeen Percent (117%) of the principal amount so to be prepaid plus all accrued and unpaid interest. Such prepayment shall be effected by written notice to the Holder, accompanied by prepayment by wire transfer of immediately available funds to an account designated by the Holder. Any such prepayment shall be made pro rata among the Debentures in proportion to the original principal amount thereof.

     10. Any of the following shall constitute an "Event of Default":

            a. The Company shall fail to make any payment (whether principal, interest or otherwise) on the Debentures as and when the same shall be due and payable and such default shall continue for five (5) business days after the due date thereof;

            b. Any of the representations or warranties made by the Company herein. in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of the Debentures or the Subscription Agreement shall be false or misleading in any material respect as of the date made;

            c. The Company shall fail to perform or observe, in any material respect, any other material covenant, term, provision, condition, agreement or obligation of the Company under the Debentures or the Subscription Agreement and such failure shall continue uncured for a period of five (5) business days after the first date on which such failure arises (it being understood that in the case of defaults which can not reasonably be cured within a 5-day period no grace period shall be necessary as a precondition to the failure to perform such covenant constituting an Event of

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                 Default);

            d. The Company shall (1) make an assignment for the benefit of its creditors or commence proceedings for its dissolution; or
                 (2) apply for or consent to the appointment of a trustee, liquidator, custodian or receiver thereof, or for a substantial part of its property or business;

            e. A trustee, liquidator, custodian or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment;

            f. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty
                 (60) days after such institution or the Company shall by any action or answer approve O{ consent to, or acquiesce in any such proceeding or admit the material allegations O{ or default in answering a petition filed in any such proceeding;

            g. The Company shall have its Common Stock delisted from The Nasdaq SmallCap Market or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within five (5) business days;

            h. The Company shall default on the payment of any debts in excess of $100,000 beyond any applicable grace period;

            i. Any judgments, levies or attachments shall be rendered against the Company or any of its assets or properties in an aggregate amount in excess of $100,000 and such judgments, levies or attachments shall not be dismissed, stayed, bonded or discharged within thirty (30) days of the date of entry thereof; or

            j. The Company shall be a party to any merger or consolidation or shall dispose of all or substantially all of its assets in one or more transactions or shall redeem more than a de minimis amount of its outstanding shares of capital stock, other than (i) a merger or share exchange effected solely for the purpose of reincorporating the Company or (ii) a merger or share exchange in which the Company is the surviving corporation and the stockholders of the Company immediately prior to such merger or share exchange own more than fifty percent (50%) of the outstanding voting stock of the Company following the merger or share exchange.

Upon the occurrence of any Event of Default or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent Event of Default) at the option of the Holder in the Holder's sole discretion, the Holder may, upon written notice to the Company, accelerate the maturity hereof, whereupon all principal and interest hereunder shall be immediately due and payable without presentment, demand, protest or notice of any kind all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights or remedies afforded by law.

     11. The Company, should an Event of Default occur, expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

     12. (a) Anything in this Debenture to the contrary notwithstanding, the obligation of the Company to pay the principal of and interest in this Debenture, and to discharge all its other obligations hereunder, shall be subordinate and junior in right of payment, to (x) all obligations of the Company to commercial banks for borrowed money, (y) all obligations of the Company to commercials banks under guarantees by the Company of obligations of wholly-owned subsidiaries of the Company to commercial banks for borrowed money, in each case, whether such obligations are outstanding at the date of this Debenture or created or incurred after the date of this Debenture but prior to the maturity of this Debenture and (z) all obligations of the Company to holders of the Company's indebtedness issued in connection with one or more underwritten public offerings by the Company (hereinafter referred to as "Senior Indebtedness").

         (b) The term "Senior Indebtedness" does not include any indebtedness as to which the instrument creating or evidencing it provides that such indebtedness is on a parity with or otherwise not superior in right of payment to this Debenture.

         (c) No payment on account of principal or interest on this Debenture shall be made if; at the time of such payment or immediately after giving effect thereto, there shall exist with respect to any Senior Indebtedness any default or any condition, event or act that, with notice or lapse of time, or both, would constitute a default, unless waived, and if any such payments are received by Holder, Holder shall forthwith deliver such payment to the holders of the Senior Indebtedness, for application on account of the Senior Indebtedness, and until so delivered, such payment shall be held in trust by Holder as the property of the holders of the Senior Indebtedness

         (d) In the event of any insolvency proceedings, and any receivership, liquidation or other similar proceedings in connection therewith, relative to the Company or its property, and in the event of any proceedings for voluntary or involuntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal, interest fees and charges, including without limitation post-petition interest, on all Senior Indebtedness before Holder is entitled to receive any payment on account of principal or interest upon this Debenture and no claim or proof of claim shall be filed with the Company by or on behalf of Holder that shall assert any right to receive any payments in respect of this Debenture, except subject to the payment in full of the principal and interest on all of the Senior Indebtedness then outstanding.

         (e) If funds or assets which would otherwise be available to make payments in respect of this Note are instead paid or distributed to the holders of Senior Indebtedness on account of the subordination provisions of this Section 1.2, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness.

     13. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of; and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company. This Debenture ranks equally with all other Debentures now or hereafter issued under the terms set forth herein.

     14. Any notice to be given or to be served upon any party in connection with the Debentures must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

     If to the Company, to:

          InterAmericas Communications Corporation
          1221 Brickell Avenue, Suite 900
          Miami, Florida 33131
          Attn.:  Patricio E. Northland, Chief Executive Officer
          Telephone:  (305) 377-6790
          Facsimile:  (305) 377-6791

     With copy to:

          Andrew Hulsh, Esq.
          Baker & McKenzie
          Barnett Tower - Suite 1600
          701 Brickell Avenue
          Miami, Florida 33131-2827
          Telephone:  (305) 789-8900
          Facsimile:  (305) 789-8953

     If to the Holder, to:

          NU Investments, LLC
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          Field Secretaries
          c/o Bank of Butterfield International Ltd.
          P.O. Box 705
          Butterfield House, Fort Street
          Grand Cayman, Cayman Island
          Attn.:  Irwin Dikau
          Telephone:  (809) 949-7055
          Facsimile:  (809) 949-7004

     With a copy to;

          Kenneth S. Witt, Esq.
          Freeborn & Peters
          950 17th Street, Suite 2600
          Denver, Colorado 80202
          Telephone:  (303) 628-4200
          Facsimile:  (303) 628-4240

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

     15. Except as otherwise expressly provided herein, the terms, conditions and enforceability of the Debentures shall be governed by and interpreted under the laws of the State of Illinois. Any claim, dispute or disagreement relating to the terms and conditions of the Debentures, or arising from the Debentures or the subject matter of the Debentures, may be brought only in the Circuit Courts of Cook or DuPage Counties in the State of Illinois or in the United States District Court for the Northern District of Illinois, which shall have exclusive jurisdiction thereof. The parties to the Debentures consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: February 3, 1997                 INTERAMERICAS COMMUNICATIONS
                                        CORPORATION


                                        By:    /s/ Patricio E. Northland
                                               ---------------------------

                                        Name:  Patricio E. Northland
                                        Title:  Chairman and CEO

                             NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                       in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert the above Debenture No. ________ into _________________________ shares of Common Stock of
InterAmericas Communications Corporation (the "Company") according to the conditions hereof; as of the date written below.



                             ----------------------------------------------
                             Date of Notice




                             ----------------------------------------------
                             Signature




                             ----------------------------------------------
                             Name


                             ----------------------------------------------
                             Address:

                             ----------------------------------------------

                             ----------------------------------------------

                             ----------------------------------------------







* The original Debenture and a manually signed original of this Notice of Conversion must be received by the Company by the third business day following the date of delivery of this Notice of Conversion by facsimile.

THE SECURITIES REPRESENTED BY THE DEBENTURES AND THE SHARES OF COMMON STOCK OF INTERAMERICAS COMMUNICATIONS CORPORATION TO BE ISSUED UPON ANY CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISTRIBUTION OF SECURITIES) OR (111) IF AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE. THE SECURITIES EVIDENCED BY THIS DEBENTURE ARE ALSO SUBJECT TO THE REGISTRATION RIGHTS SET FORTH IN THAT CERTAIN SUBSCRIPTION AND PURCHASE AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF WHICH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.


No.2                                                                  $150,000


                    INTERAMERICAS COMMUNICATIONS CORPORATION

                  7% CONVERTIBLE DEBENTURE DUE FEBRUARY 3,2000

         THIS DEBENTURE is one of a duly authorized issue of Debentures of InterAmericas Communications Corporation, a corporation duly organized and existing under the laws of the State of Texas (the "Company"), designated as its 7% Convertible Debentures due February 3, 2000 in an aggregate original principal amount not exceeding One Million Five Hundred Thousand Dollars ($1,500,000) (the "Debentures").

         FOR VALUE RECEIVED, the Company promises to pay to NU Investments, LLC, registered holder hereof (the "Holder"), the principal sum of One Hundred Fifty Thousand Dollars ($150,000) on February 3, 2000 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears at the rate of 7% per annum, compounded annually and payable on a semi-annual basis commencing six months after the date hereof computed on the basis of the actual number of days elapsed in a 365-day year. Any accrued and unpaid interest shall be payable in full on the Maturity Date or, if earlier, on each Conversion Date (hereinafter defined). Accrual of interest shall commence on the date hereof until payment in full of the principal sum has been made or duly provided for. All accrued and unpaid interest shall bear interest at the same rate from and after the due date of the interest payment until so paid. The interest so payable, less any amounts required by law to be deducted or withheld, will be paid on the Maturity Date or, if earlier, on each Conversion Date, to the person in whose name the Debenture is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement executed by the original Holder in connection with the purchase of the tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company, as designated in writing by the Holder from time to time. In lieu of a cash interest payment, the Holder may require the Company to issue shares of its Common Stock, $.001 par value per share (the "Common Stock"), or a combination of Common Stock and cash as payment of the interest then due and payable. If the Holder elects to receive all or a portion of the interest in Common Stock, the Company shall issue to the Holder such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate average closing bid price (as reported on the Nasdaq SmallCap Market) for the five (5) consecutive trading days ending on the trading day prior to the date such interest is payable, equal in amount to the interest which the Holder has elected to receive in kind.


         This Debenture is subject to the following additional provisions:

         1. In the event that the Company has not registered for resale all of the Registrable Shares pursuant to Section 3 of the Subscription Agreement on or before June 30, 1997, the Company shall, for each day or portion thereof that such Registrable Shares are not registered for resale, in addition to the interest accruing at the rate of 7% per annum otherwise payable pursuant to the terms of the Debentures, pay the Holder a premium equal to one tenth of one percent (0.1%) of the aggregate outstanding principal amount of the Debentures, payable weekly in arrears, commencing July 1, 1997. The premium to be paid, if any, shall constitute liquidated damages for the Company's failure to cause the registration of the Registrable Shares. The parties agree that the foregoing damages are reasonable and that the anticipated damages for the failure of the Company to effect such registration are uncertain in amount and difficult to be proved. The premium shall accrue and be payable on a weekly basis in cash or, in lieu of a cash premium payment the Holder may, at its option, require the Company to issue shares of its Common Stock or a combination of Common Stock and cash as payment of the premium then due and payable, until such time as the Holder receives notification of the effectiveness of the Registration Statement or the registration to be effected pursuant to Section 3.2 of the Subscription Agreement. If the Holder elects to receive all or a portion of the premium in Common Stock, the Company shall issue to the Holder such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate average closing bid price (as reported on The Nasdaq SmallCap Market) for the five (5) consecutive trading days ending on the trading day prior to the date such premium is payable, equal in amount to the cash premium which the Company is required to pay in kind.

         2. The Debentures are issuable in denominations of Fifty Thousand Dollars ($50,000) and integral multiples thereof This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder No service charge will be made for such registration or transfer or exchange.

         3. The Company shall be entitled to withhold from all payments of interest on this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or any other applicable laws at the time of such payments.

         4. This Debenture has been issued subject to certain investment representations of the original Holder hereof (set forth in Section 5 of the Subscription Agreement) and may be offered, sold, transferred or exchanged only in compliance with the Securities Act. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         5. Subject to the provisions of Section 7 hereof the Holder of this Debenture shall have the option to convert up to One Hundred percent (100%) of the of the principal amount of the Debentures originally issued to the Holder at any time and from time to time into shares of the Company's Common Stock, at a conversion price for each share of Common Stock equal to the lesser of (i) the average closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the date of the Debentures (the "Fixed Conversion Price") or, (ii) eighty-three percent (83%) of the average closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the Conversion Date (hereinafter defined) (such lesser value being hereinafter referred to as the "Conversion Price"). Notwithstanding the foregoing, in the event that the closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for ten (10) consecutive trading days is equal to, or less than $2.25 (as adjusted for stock splits, combinations and similar recapitalizations affecting the Common Stock), the Company may, on one and only one occasion, suspend the Purchaser's ability to convert any part of the outstanding Debentures for a period not to exceed forty-five (45) days.

         6. Conversion of this Debenture shall be effectuated by surrendering the Debenture to the Company with the form of Notice of Conversion attached hereto as SCHEDULE 1. executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as provided for above) hereof. The amount of accrued but unpaid interest as of the Conversion Date shall be subject to conversion and paid in shares of Common Stock valued at the Conversion Price. No fractional shares of the Common Stock or scrip representing fractional shares will be issued on conversion, but the number of shares of Common Stock issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given shall be deemed to be the date on which the Holder has delivered the Debentures, with the Notice of Conversion duly executed, to the Company, or if earlier, the date such Notice of Conversion is delivered to the Company provided the Debentures are received by the Company within five (5) trading days thereafter. Such date is referred to herein as the 'Conversion Date." Facsimile delivery of the Notice of Conversion shall be accepted by the Company. The Company shall issue and register, within three (3) trading days after delivery to the Company of such Notice of Conversion, if the Company has received the original Notice of Conversion and Debenture(s) being so converted by such date, the number of shares of Common Stock to which the Holder shall be entitled, registered in such street or nominee name as may be directed by the Holder in the Notice of Conversion. The Company shall ensure that the shares of Common Stock are at all times Depository Trust Corporation eligible. In the event that the Company fails for any reason to effect delivery of such shares of Common Stock within such three (3) trading day period; (i) the Company shall pay the Holder a premium equal to one percent (1%) of the aggregate principal amount of the Debentures then outstanding and held by the Holder, payable daily, commencing on the fourth (4th) trading day after delivery to the Company of such Notice of Conversion or (ii) the Holder may, in its sole discretion, revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion. The parties agree that the foregoing damages are reasonable and that the anticipated damages for the failure of the Company to effect such delivery are uncertain in amount and difficult to be proved.

         7. The Conversion Price and number of shares of Common Stock issuable upon conversion shall be subject to adjustment from time to time as provided in this Section 7.

         (a) In the event the Company should at any time or from time to time after the date of this Debenture fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Fixed Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of the Debentures shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

         (b) If the number of shares of Common Stock outstanding at any time after the date of the Debentures is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Fixed Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of the Debentures shall be decreased in proportion to such decrease in outstanding shares.

         8. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Debentures, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount and accrued interest thereon; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Debentures, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares ~f Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the Company's authorized Common Stock.

         9. The Company shall be entitled to prepay the entire amount of the Debentures or any portion hereof, at any time or from time to time, upon not less than ten (10) (nor more than twenty (20)) days' prior written notice. The prepayment price shall equal One Hundred Seventeen Percent (117%) of the principal amount so to be prepaid plus all accrued and unpaid interest. Such prepayment shall be effected by written notice to the Holder, accompanied by prepayment by wire transfer of immediately available funds to an account designated by the Holder. Any such prepayment shall be made pro rata among the Debentures in proportion to the original principal amount thereof.

         10. Any of the following shall constitute an "Event of Default":

         a. The Company shall fail to make any payment (whether principal, interest or otherwise) on the Debentures as and when the same shall be due and payable and such default shall continue for five (5) business days after the due date thereof;

         b. Any of the representations or warranties made by the Company herein. in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of the Debentures or the Subscription Agreement shall be false or misleading in any material respect as of the date made;

         c. The Company shall fail to perform or observe, in any material respect, any other material covenant, term, provision, condition, agreement or obligation of the Company under the Debentures or the Subscription Agreement and such failure shall continue uncured for a period of five (5) business days after the first date on which such failure arises (it being understood that in the case of defaults which can not reasonably be cured within a 5-day period no grace period shall be necessary as a precondition to the failure to perform such covenant constituting an Event of Default);

         d. The Company shall (1) make an assignment for the benefit of its creditors or commence proceedings for its dissolution; or
                  (2) apply for or consent to the appointment of a trustee, liquidator, custodian or receiver thereof, or for a substantial part of its property or business;

         e. A trustee, liquidator, custodian or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment;

         f. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve O{ consent to, or acquiesce in any such proceeding or admit the material allegations O{ or default in answering a petition filed in any such proceeding;

         g. The Company shall have its Common Stock delisted from The Nasdaq SmallCap Market or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within five (5) business days;

         h. The Company shall default on the payment of any debts in excess of $100,000 beyond any applicable grace period;

         i. Any judgments, levies or attachments shall be rendered against the Company or any of its assets or properties in an aggregate amount in excess of $100,000 and such judgments, levies or attachments shall not be dismissed, stayed, bonded or discharged within thirty (30) days of the date of entry thereof; or

         j. The Company shall be a party to any merger or consolidation or shall dispose of all or substantially all of its assets in one or more transactions or shall redeem more than a de minimis amount of its outstanding shares of capital stock, other than (i) a merger or share exchange effected solely for the purpose of reincorporating the Company or (ii) a merger or share exchange in which the Company is the surviving corporation and the stockholders of the Company immediately prior to such merger or share exchange own more than fifty percent (50%) of the outstanding voting stock of the Company following the merger or share exchange.

Upon the occurrence of any Event of Default or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent Event of Default) at the option of the Holder in the Holder's sole discretion, the Holder may, upon written notice to the Company, accelerate the maturity hereof, whereupon all principal and interest hereunder shall be immediately due and payable without presentment, demand, protest or notice of any kind all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights or remedies afforded by law.

         11. The Company, should an Event of Default occur, expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

         12. (a) Anything in this Debenture to the contrary notwithstanding, the obligation of the Company to pay the principal of and interest in this Debenture, and to discharge all its other obligations hereunder, shall be subordinate and junior in right of payment, to (x) all obligations of the Company to commercial banks for borrowed money, (y) all obligations of the Company to commercials banks under guarantees by the Company of obligations of wholly-owned subsidiaries of the Company to commercial banks for borrowed money, in each case, whether such obligations are outstanding at the date of this Debenture or created or incurred after the date of this Debenture but prior to the maturity of this Debenture and (z) all obligations of the Company to holders of the Company's indebtedness issued in connection with one or more underwritten public offerings by the Company (hereinafter referred to as "Senior Indebtedness").

             (b) The term "Senior Indebtedness" does not include any indebtedness as to which the instrument creating or evidencing it provides that such indebtedness is on a parity with or otherwise not superior in right of payment to this Debenture.

             (c) No payment on account of principal or interest on this Debenture shall be made if; at the time of such payment or immediately after giving effect thereto, there shall exist with respect to any Senior Indebtedness any default or any condition, event or act that, with notice or lapse of time, or both, would constitute a default, unless waived, and if any such payments are received by Holder, Holder shall forthwith deliver such payment to the holders of the Senior Indebtedness, for application on account of the Senior Indebtedness, and until so delivered, such payment shall be held in trust by Holder as the property of the holders of the Senior Indebtedness

             (d) In the event of any insolvency proceedings, and any receivership, liquidation or other similar proceedings in connection therewith, relative to the Company or its property, and in the event of any proceedings for voluntary or involuntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal, interest fees and charges, including without limitation post-petition interest, on all Senior Indebtedness before Holder is entitled to receive any payment on account of principal or interest upon this Debenture and no claim or proof of claim shall be filed with the Company by or on behalf of Holder that shall assert any right to receive any payments in respect of this Debenture, except subject to the payment in full of the principal and interest on all of the Senior Indebtedness then outstanding.

             (e) If funds or assets which would otherwise be available to make payments in respect of this Note are instead paid or distributed to the holders of Senior Indebtedness on account of the subordination provisions of this
Section 1.2, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness.

         13. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of; and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company. This Debenture ranks equally with all other Debentures now or hereafter issued under the terms set forth herein.

         14. Any notice to be given or to be served upon any party in connection with the Debentures must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two
(2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

If to the Company, to:

     InterAmericas Communications Corporation
     1221 Brickell Avenue, Suite 900
     Miami, Florida 33131
     Attn.:  Patricio E. Northland, Chief Executive Officer
     Telephone:  (305) 377-6790
     Facsimile:  (305) 377-6791

With copy to:

     Andrew Hulsh, Esq.
     Baker & McKenzie

     Barnett Tower - Suite 1600
     701 Brickell Avenue
     Miami, Florida 33131-2827
     Telephone:  (305) 789-8900
     Facsimile:  (305) 789-8953

If to the Holder, to:

     NU Investments, LLC
     Field Secretaries
     c/o Bank of Butterfield International Ltd.
     P.O. Box 705
     Butterfield House, Fort Street
     Grand Cayman, Cayman Island
     Attn.:  Irwin Dikau
     Telephone:  (809) 949-7055
     Facsimile:  (809) 949-7004

With a copy to;

     Kenneth S. Witt, Esq.
     Freeborn & Peters
     950 17th Street, Suite 2600
     Denver, Colorado 80202
     Telephone:  (303) 628-4200
     Facsimile:  (303) 628-4240

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

         15. Except as otherwise expressly provided herein, the terms, conditions and enforceability of the Debentures shall be governed by and interpreted under the laws of the State of Illinois. Any claim, dispute or disagreement relating to the terms and conditions of the Debentures, or arising from the Debentures or the subject matter of the Debentures, may be brought only in the Circuit Courts of Cook or DuPage Counties in the State of Illinois or in the United States District Court for the Northern District of Illinois, which shall have exclusive jurisdiction thereof. The parties to the Debentures consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.



[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.



Dated: February 3, 1997                 INTERAMERICAS COMMUNICATIONS
                                        CORPORATION


                                        By:    /s/ Patricio E. Northland
                                               -------------------------

                                        Name:  Patricio E. Northland

                                        Title:  Chairman and CEO

NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                       in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert the above Debenture No. ________ into _________________________ shares of Common Stock of
InterAmericas Communications Corporation (the "Company") according to the conditions hereof; as of the date written below.



                             -------------------------
                             Date of Notice




                             -------------------------
                             Signature




                             -------------------------
                             Name


                             Address:

                             -------------------------

                             -------------------------

                             -------------------------








* The original Debenture and a manually signed original of this Notice of Conversion must be received by the Company by the third business day following the date of delivery of this Notice of Conversion by facsimile.

THE SECURITIES REPRESENTED BY THE DEBENTURES AND THE SHARES OF COMMON STOCK OF INTERAMERICAS COMMUNICATIONS CORPORATION TO BE ISSUED UPON ANY CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISTRIBUTION OF SECURITIES) OR (111) IF AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE. THE SECURITIES EVIDENCED BY THIS DEBENTURE ARE ALSO SUBJECT TO THE REGISTRATION RIGHTS SET FORTH IN THAT CERTAIN SUBSCRIPTION AND PURCHASE AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF WHICH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.


No.3                                                                  $150,000


                    INTERAMERICAS COMMUNICATIONS CORPORATION

                  7% CONVERTIBLE DEBENTURE DUE FEBRUARY 3,2000

     THIS DEBENTURE is one of a duly authorized issue of Debentures of InterAmericas Communications Corporation, a corporation duly organized and existing under the laws of the State of Texas (the "Company"), designated as its 7% Convertible Debentures due February 3, 2000 in an aggregate original principal amount not exceeding One Million Five Hundred Thousand Dollars ($1,500,000) (the "Debentures").

     FOR VALUE RECEIVED, the Company promises to pay to NU Investments, LLC, registered holder hereof (the "Holder"), the principal sum of One Hundred Fifty Thousand Dollars ($150,000) on February 3, 2000 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears at the rate of 7% per annum, compounded annually and payable on a semi-annual basis commencing six months after the date hereof computed on the basis of the actual number of days elapsed in a 365-day year. Any accrued and unpaid interest shall be payable in full on the Maturity Date or, if earlier, on each Conversion Date (hereinafter defined). Accrual of interest shall commence on the date hereof until payment in full of the principal sum has been made or duly provided for. All accrued and unpaid interest shall bear interest at the same rate from and after the due date of the interest payment until so paid. The interest so payable, less any amounts required by law to be deducted or withheld, will be paid on the Maturity Date or, if earlier, on each Conversion Date, to the person in whose name the Debenture is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement executed by the original Holder in connection with the purchase of the tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company, as designated in writing by the Holder from time to time. In lieu of a cash interest payment, the Holder may require the Company to issue shares of its Common Stock, $.001 par value per share (the "Common Stock"), or a combination of Common Stock and cash as payment of the interest then due and payable. If the Holder elects to receive all or a portion of the interest in Common Stock, the Company shall issue to the Holder such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate average closing bid price (as reported on the Nasdaq SmallCap Market) for the five (5) consecutive trading days ending on the trading day prior to the date such interest is payable, equal in amount to the interest which the Holder has elected to receive in kind.

         This Debenture is subject to the following additional provisions:

         1. In the event that the Company has not registered for resale all of the Registrable Shares pursuant to Section 3 of the Subscription Agreement on or before June 30, 1997, the Company shall, for each day or portion thereof that such Registrable Shares are not registered for resale, in addition to the interest accruing at the rate of 7% per annum otherwise payable pursuant to the terms of the Debentures, pay the Holder a premium equal to one tenth of one percent (0.1%) of the aggregate outstanding principal amount of the Debentures, payable weekly in arrears, commencing July 1, 1997. The premium to be paid, if any, shall constitute liquidated damages for the Company's failure to cause the registration of the Registrable Shares. The parties agree that the foregoing damages are reasonable and that the anticipated damages for the failure of the Company to effect such registration are uncertain in amount and difficult to be proved. The premium shall accrue and be payable on a weekly basis in cash or, in lieu of a cash premium payment the Holder may, at its option, require the Company to issue shares of its Common Stock or a combination of Common Stock and cash as payment of the premium then due and payable, until such time as the Holder receives notification of the effectiveness of the Registration Statement or the registration to be effected pursuant to Section 3.2 of the Subscription Agreement. If the Holder elects to receive all or a portion of the premium in Common Stock, the Company shall issue to the Holder such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate average closing bid price (as reported on The Nasdaq SmallCap Market) for the five (5) consecutive trading days ending on the trading day prior to the date such premium is payable, equal in amount to the cash premium which the Company is required to pay in kind.

         2. The Debentures are issuable in denominations of Fifty Thousand Dollars ($50,000) and integral multiples thereof This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder No service charge will be made for such registration or transfer or exchange.

         3. The Company shall be entitled to withhold from all payments of interest on this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or any other applicable laws at the time of such payments.

         4. This Debenture has been issued subject to certain investment representations of the original Holder hereof (set forth in Section 5 of the Subscription Agreement) and may be offered, sold, transferred or exchanged only in compliance with the Securities Act. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         5. Subject to the provisions of Section 7 hereof the Holder of this Debenture shall have the option to convert up to One Hundred percent (100%) of the of the principal amount of the Debentures originally issued to the Holder at any time and from time to time into shares of the Company's Common Stock, at a conversion price for each share of Common Stock equal to the lesser of (i) the average closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the date of the Debentures (the "Fixed Conversion Price") or, (ii) eighty-three percent (83%) of the average closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the Conversion Date (hereinafter defined) (such lesser value being hereinafter referred to as the "Conversion Price"). Notwithstanding the foregoing, in the event that the closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for ten (10) consecutive trading days is equal to, or less than $2.25 (as adjusted for stock splits, combinations and similar recapitalizations affecting the Common Stock), the Company may, on one and only one occasion, suspend the Purchaser's ability to convert any part of the outstanding Debentures for a period not to exceed forty-five (45) days.

         6. Conversion of this Debenture shall be effectuated by surrendering the Debenture to the Company with the form of Notice of Conversion attached hereto as SCHEDULE 1. executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as provided for above) hereof. The amount of accrued but unpaid interest as of the Conversion Date shall be subject to conversion and paid in shares of Common Stock valued at the Conversion Price. No fractional shares of the Common Stock or scrip representing fractional shares will be issued on conversion, but the number of shares of Common Stock issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given shall be deemed to be the date on which the Holder has delivered the Debentures, with the Notice of Conversion duly executed, to the Company, or if earlier, the date such Notice of Conversion is delivered to the Company provided the Debentures are received by the Company within five (5) trading days thereafter. Such date is referred to herein as the 'Conversion Date." Facsimile delivery of the Notice of Conversion shall be accepted by the Company. The Company shall issue and register, within three (3) trading days after delivery to the Company of such Notice of Conversion, if the Company has received the original Notice of Conversion and Debenture(s) being so converted by such date, the number of shares of Common Stock to which the Holder shall be entitled, registered in such street or nominee name as may be directed by the Holder in the Notice of Conversion. The Company shall ensure that the shares of Common Stock are at all times Depository Trust Corporation eligible. In the event that the Company fails for any reason to effect delivery of such shares of Common Stock within such three (3) trading day period; (i) the Company shall pay the Holder a premium equal to one percent (1%) of the aggregate principal amount of the Debentures then outstanding and held by the Holder, payable daily, commencing on the fourth (4th) trading day after delivery to the Company of such Notice of Conversion or (ii) the Holder may, in its sole discretion, revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion. The parties agree that the foregoing damages are reasonable and that the anticipated damages for the failure of the Company to effect such delivery are uncertain in amount and difficult to be proved.

         7. The Conversion Price and number of shares of Common Stock issuable upon conversion shall be subject to adjustment from time to time as provided in this Section 7.

         (a) In the event the Company should at any time or from time to time after the date of this Debenture fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Fixed Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of the Debentures shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

         (b) If the number of shares of Common Stock outstanding at any time after the date of the Debentures is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Fixed Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of the Debentures shall be decreased in proportion to such decrease in outstanding shares.

         8. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Debentures, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount and accrued interest thereon; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Debentures, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares ~f Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the Company's authorized Common Stock.

         9. The Company shall be entitled to prepay the entire amount of the Debentures or any portion hereof, at any time or from time to time, upon not less than ten (10) (nor more than twenty (20)) days' prior written notice. The prepayment price shall equal One Hundred Seventeen Percent (117%) of the principal amount so to be prepaid plus all accrued and unpaid interest. Such prepayment shall be effected by written notice to the Holder, accompanied by prepayment by wire transfer of immediately available funds to an account designated by the Holder. Any such prepayment shall be made pro rata among the Debentures in proportion to the original principal amount thereof.

         10. Any of the following shall constitute an "Event of Default":

         a. The Company shall fail to make any payment (whether principal, interest or otherwise) on the Debentures as and when the same shall be due and payable and such default shall continue for five (5) business days after the due date thereof;

         b. Any of the representations or warranties made by the Company herein. in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of the Debentures or the Subscription Agreement shall be false or misleading in any material respect as of the date made;

         c. The Company shall fail to perform or observe, in any material respect, any other material covenant, term, provision, condition, agreement or obligation of the Company under the Debentures or the Subscription Agreement and such failure shall continue uncured for a period of five (5) business days after the first date on which such failure arises (it being understood that in the case of defaults which can not reasonably be cured within a 5-day period no grace period shall be necessary as a precondition to the failure to perform such covenant constituting an Event of Default);

         d. The Company shall (1) make an assignment for the benefit of its creditors or commence proceedings for its dissolution; or
                  (2) apply for or consent to the appointment of a trustee, liquidator, custodian or receiver thereof, or for a substantial part of its property or business;

         e. A trustee, liquidator, custodian or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment;

         f. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve O{ consent to, or acquiesce in any such proceeding or admit the material allegations O{ or default in answering a petition filed in any such proceeding;

         g. The Company shall have its Common Stock delisted from The Nasdaq SmallCap Market or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within five (5) business days;

         h. The Company shall default on the payment of any debts in excess of $100,000 beyond any applicable grace period;

         i. Any judgments, levies or attachments shall be rendered against the Company or any of its assets or properties in an aggregate amount in excess of $100,000 and such judgments, levies or attachments shall not be dismissed, stayed, bonded or discharged within thirty (30) days of the date of entry thereof; or

         j. The Company shall be a party to any merger or consolidation or shall dispose of all or substantially all of its assets in one or more transactions or shall redeem more than a de minimis amount of its outstanding shares of capital stock, other than (i) a merger or share exchange effected solely for the purpose of reincorporating the Company or (ii) a merger or share exchange in which the Company is the surviving corporation and the stockholders of the Company immediately prior to such merger or share exchange own more than fifty percent (50%) of the outstanding voting stock of the Company following the merger or share exchange.

Upon the occurrence of any Event of Default or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent Event of Default) at the option of the Holder in the Holder's sole discretion, the Holder may, upon written notice to the Company, accelerate the maturity hereof, whereupon all principal and interest hereunder shall be immediately due and payable without presentment, demand, protest or notice of any kind all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights or remedies afforded by law.

         11. The Company, should an Event of Default occur, expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

         12. (a) Anything in this Debenture to the contrary notwithstanding, the obligation of the Company to pay the principal of and interest in this Debenture, and to discharge all its other obligations hereunder, shall be subordinate and junior in right of payment, to (x) all obligations of the Company to commercial banks for borrowed money, (y) all obligations of the Company to commercials banks under guarantees by the Company of obligations of wholly-owned subsidiaries of the Company to commercial banks for borrowed money, in each case, whether such obligations are outstanding at the date of this Debenture or created or incurred after the date of this Debenture but prior to the maturity of this Debenture and (z) all obligations of the Company to holders of the Company's indebtedness issued in connection with one or more underwritten public offerings by the Company (hereinafter referred to as "Senior Indebtedness").

             (b) The term "Senior Indebtedness" does not include any indebtedness as to which the instrument creating or evidencing it provides that such indebtedness is on a parity with or otherwise not superior in right of payment to this Debenture.

             (c) No payment on account of principal or interest on this Debenture shall be made if; at the time of such payment or immediately after giving effect thereto, there shall exist with respect to any Senior Indebtedness any default or any condition, event or act that, with notice or lapse of time, or both, would constitute a default, unless waived, and if any such payments are received by Holder, Holder shall forthwith deliver such payment to the holders of the Senior Indebtedness, for application on account of the Senior Indebtedness, and until so delivered, such payment shall be held in trust by Holder as the property of the holders of the Senior Indebtedness

             (d) In the event of any insolvency proceedings, and any receivership, liquidation or other similar proceedings in connection therewith, relative to the Company or its property, and in the event of any proceedings for voluntary or involuntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal, interest fees and charges, including without limitation post-petition interest, on all Senior Indebtedness before Holder is entitled to receive any payment on account of principal or interest upon this Debenture and no claim or proof of claim shall be filed with the Company by or on behalf of Holder that shall assert any right to receive any payments in respect of this Debenture, except subject to the payment in full of the principal and interest on all of the Senior Indebtedness then outstanding.

             (e) If funds or assets which would otherwise be available to make payments in respect of this Note are instead paid or distributed to the holders of Senior Indebtedness on account of the subordination provisions of this
Section 1.2, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness.

         13. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of; and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company. This Debenture ranks equally with all other Debentures now or hereafter issued under the terms set forth herein.

         14. Any notice to be given or to be served upon any party in connection with the Debentures must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two
(2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

If to the Company, to:

     InterAmericas Communications Corporation
     1221 Brickell Avenue, Suite 900
     Miami, Florida 33131
     Attn.:  Patricio E. Northland, Chief Executive Officer
     Telephone:  (305) 377-6790
     Facsimile:  (305) 377-6791

With copy to:

     Andrew Hulsh, Esq.
     Baker & McKenzie

     Barnett Tower - Suite 1600
     701 Brickell Avenue
     Miami, Florida 33131-2827
     Telephone:  (305) 789-8900
     Facsimile:  (305) 789-8953

If to the Holder, to:

     NU Investments, LLC
     Field Secretaries
     c/o Bank of Butterfield International Ltd.
     P.O. Box 705
     Butterfield House, Fort Street
     Grand Cayman, Cayman Island
     Attn.:  Irwin Dikau
     Telephone:  (809) 949-7055
     Facsimile:  (809) 949-7004

With a copy to;

     Kenneth S. Witt, Esq.
     Freeborn & Peters
     950 17th Street, Suite 2600
     Denver, Colorado 80202
     Telephone:  (303) 628-4200
     Facsimile:  (303) 628-4240

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

     15. Except as otherwise expressly provided herein, the terms, conditions and enforceability of the Debentures shall be governed by and interpreted under the laws of the State of Illinois. Any claim, dispute or disagreement relating to the terms and conditions of the Debentures, or arising from the Debentures or the subject matter of the Debentures, may be brought only in the Circuit Courts of Cook or DuPage Counties in the State of Illinois or in the United States District Court for the Northern District of Illinois, which shall have exclusive jurisdiction thereof. The parties to the Debentures consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.



Dated: February 3, 1997                 INTERAMERICAS COMMUNICATIONS
                                        CORPORATION


                                        By:  /s/ Patricio E. Northland
                                             ----------------------------
                                        Name:  Patricio E. Northland

                                        Title:  Chairman and CEO

NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                       in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert the above Debenture No. ________ into _________________________ shares of Common Stock of
InterAmericas Communications Corporation (the "Company") according to the conditions hereof; as of the date written below.



                               ---------------------------------
                               Date of Notice




                               ---------------------------------
                               Signature




                               ---------------------------------
                               Name


                               Address:

                               ---------------------------------

                               ---------------------------------

                               ---------------------------------








* The original Debenture and a manually signed original of this Notice of Conversion must be received by the Company by the third business day following the date of delivery of this Notice of Conversion by facsimile.

THE SECURITIES REPRESENTED BY THE DEBENTURES AND THE SHARES OF COMMON STOCK OF INTERAMERICAS COMMUNICATIONS CORPORATION TO BE ISSUED UPON ANY CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISTRIBUTION OF SECURITIES) OR (111) IF AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE. THE SECURITIES EVIDENCED BY THIS DEBENTURE ARE ALSO SUBJECT TO THE REGISTRATION RIGHTS SET FORTH IN THAT CERTAIN SUBSCRIPTION AND PURCHASE AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF WHICH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.


No.4                                                                  $150,000


                    INTERAMERICAS COMMUNICATIONS CORPORATION

                  7% CONVERTIBLE DEBENTURE DUE FEBRUARY 3,2000

     THIS DEBENTURE is one of a duly authorized issue of Debentures of InterAmericas Communications Corporation, a corporation duly organized and existing under the laws of the State of Texas (the "Company"), designated as its 7% Convertible Debentures due February 3, 2000 in an aggregate original principal amount not exceeding One Million Five Hundred Thousand Dollars ($1,500,000) (the "Debentures").

     FOR VALUE RECEIVED, the Company promises to pay to NU Investments, LLC, registered holder hereof (the "Holder"), the principal sum of One Hundred Fifty Thousand Dollars ($150,000) on February 3, 2000 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears at the rate of 7% per annum, compounded annually and payable on a semi-annual basis commencing six months after the date hereof computed on the basis of the actual number of days elapsed in a 365-day year. Any accrued and unpaid interest shall be payable in full on the Maturity Date or, if earlier, on each Conversion Date (hereinafter defined). Accrual of interest shall commence on the date hereof until payment in full of the principal sum has been made or duly provided for. All accrued and unpaid interest shall bear interest at the same rate from and after the due date of the interest payment until so paid. The interest so payable, less any amounts required by law to be deducted or withheld, will be paid on the Maturity Date or, if earlier, on each Conversion Date, to the person in whose name the Debenture is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement executed by the original Holder in connection with the purchase of the tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company, as designated in writing by the Holder from time to time. In lieu of a cash interest payment, the Holder may require the Company to issue shares of its Common Stock, $.001 par value per share (the "Common Stock"), or a combination of Common Stock and cash as payment of the interest then due and payable. If the Holder elects to receive all or a portion of the interest in Common Stock, the Company shall issue to the Holder such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate average closing bid price (as reported on the Nasdaq SmallCap Market) for the five (5) consecutive trading days ending on the trading day prior to the date such interest is payable, equal in amount to the interest which the Holder has elected to receive in kind.



     This Debenture is subject to the following additional provisions:

         1. In the event that the Company has not registered for resale all of the Registrable Shares pursuant to Section 3 of the Subscription Agreement on or before June 30, 1997, the Company shall, for each day or portion thereof that such Registrable Shares are not registered for resale, in addition to the interest accruing at the rate of 7% per annum otherwise payable pursuant to the terms of the Debentures, pay the Holder a premium equal to one tenth of one percent (0.1%) of the aggregate outstanding principal amount of the Debentures, payable weekly in arrears, commencing July 1, 1997. The premium to be paid, if any, shall constitute liquidated damages for the Company's failure to cause the registration of the Registrable Shares. The parties agree that the foregoing damages are reasonable and that the anticipated damages for the failure of the Company to effect such registration are uncertain in amount and difficult to be proved. The premium shall accrue and be payable on a weekly basis in cash or, in lieu of a cash premium payment the Holder may, at its option, require the Company to issue shares of its Common Stock or a combination of Common Stock and cash as payment of the premium then due and payable, until such time as the Holder receives notification of the effectiveness of the Registration Statement or the registration to be effected pursuant to Section 3.2 of the Subscription Agreement. If the Holder elects to receive all or a portion of the premium in Common Stock, the Company shall issue to the Holder such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate average closing bid price (as reported on The Nasdaq SmallCap Market) for the five (5) consecutive trading days ending on the trading day prior to the date such premium is payable, equal in amount to the cash premium which the Company is required to pay in kind.

         2. The Debentures are issuable in denominations of Fifty Thousand Dollars ($50,000) and integral multiples thereof This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder No service charge will be made for such registration or transfer or exchange.

         3. The Company shall be entitled to withhold from all payments of interest on this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or any other applicable laws at the time of such payments.

         4. This Debenture has been issued subject to certain investment representations of the original Holder hereof (set forth in Section 5 of the Subscription Agreement) and may be offered, sold, transferred or exchanged only in compliance with the Securities Act. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         5. Subject to the provisions of Section 7 hereof the Holder of this Debenture shall have the option to convert up to One Hundred percent (100%) of the of the principal amount of the Debentures originally issued to the Holder at any time and from time to time into shares of the Company's Common Stock, at a conversion price for each share of Common Stock equal to the lesser of (i) the average closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the date of the Debentures (the "Fixed Conversion Price") or, (ii) eighty-three percent (83%) of the average closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the Conversion Date (hereinafter defined) (such lesser value being hereinafter referred to as the "Conversion Price"). Notwithstanding the foregoing, in the event that the closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for ten (10) consecutive trading days is equal to, or less than $2.25 (as adjusted for stock splits, combinations and similar recapitalizations affecting the Common Stock), the Company may, on one and only one occasion, suspend the Purchaser's ability to convert any part of the outstanding Debentures for a period not to exceed forty-five (45) days.

         6. Conversion of this Debenture shall be effectuated by surrendering the Debenture to the Company with the form of Notice of Conversion attached hereto as SCHEDULE 1. executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as provided for above) hereof. The amount of accrued but unpaid interest as of the Conversion Date shall be subject to conversion and paid in shares of Common Stock valued at the Conversion Price. No fractional shares of the Common Stock or scrip representing fractional shares will be issued on conversion, but the number of shares of Common Stock issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given shall be deemed to be the date on which the Holder has delivered the Debentures, with the Notice of Conversion duly executed, to the Company, or if earlier, the date such Notice of Conversion is delivered to the Company provided the Debentures are received by the Company within five (5) trading days thereafter. Such date is referred to herein as the 'Conversion Date." Facsimile delivery of the Notice of Conversion shall be accepted by the Company. The Company shall issue and register, within three (3) trading days after delivery to the Company of such Notice of Conversion, if the Company has received the original Notice of Conversion and Debenture(s) being so converted by such date, the number of shares of Common Stock to which the Holder shall be entitled, registered in such street or nominee name as may be directed by the Holder in the Notice of Conversion. The Company shall ensure that the shares of Common Stock are at all times Depository Trust Corporation eligible. In the event that the Company fails for any reason to effect delivery of such shares of Common Stock within such three (3) trading day period; (i) the Company shall pay the Holder a premium equal to one percent (1%) of the aggregate principal amount of the Debentures then outstanding and held by the Holder, payable daily, commencing on the fourth (4th) trading day after delivery to the Company of such Notice of Conversion or (ii) the Holder may, in its sole discretion, revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion. The parties agree that the foregoing damages are reasonable and that the anticipated damages for the failure of the Company to effect such delivery are uncertain in amount and difficult to be proved.

         7. The Conversion Price and number of shares of Common Stock issuable upon conversion shall be subject to adjustment from time to time as provided in this Section 7.

         (a) In the event the Company should at any time or from time to time after the date of this Debenture fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Fixed Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of the Debentures shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

         (b) If the number of shares of Common Stock outstanding at any time after the date of the Debentures is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Fixed Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of the Debentures shall be decreased in proportion to such decrease in outstanding shares.

         8. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Debentures, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount and accrued interest thereon; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Debentures, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares ~f Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the Company's authorized Common Stock.

         9. The Company shall be entitled to prepay the entire amount of the Debentures or any portion hereof, at any time or from time to time, upon not less than ten (10) (nor more than twenty (20)) days' prior written notice. The prepayment price shall equal One Hundred Seventeen Percent (117%) of the principal amount so to be prepaid plus all accrued and unpaid interest. Such prepayment shall be effected by written notice to the Holder, accompanied by prepayment by wire transfer of immediately available funds to an account designated by the Holder. Any such prepayment shall be made pro rata among the Debentures in proportion to the original principal amount thereof.

         10. Any of the following shall constitute an "Event of Default":

         a. The Company shall fail to make any payment (whether principal, interest or otherwise) on the Debentures as and when the same shall be due and payable and such default shall continue for five (5) business days after the due date thereof;

         b. Any of the representations or warranties made by the Company herein. in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of the Debentures or the Subscription Agreement shall be false or misleading in any material respect as of the date made;

         c. The Company shall fail to perform or observe, in any material respect, any other material covenant, term, provision, condition, agreement or obligation of the Company under the Debentures or the Subscription Agreement and such failure shall continue uncured for a period of five (5) business days after the first date on which such failure arises (it being understood that in the case of defaults which can not reasonably be cured within a 5-day period no grace period shall be necessary as a precondition to the failure to perform such covenant constituting an Event of Default);

         d. The Company shall (1) make an assignment for the benefit of its creditors or commence proceedings for its dissolution; or
                  (2) apply for or consent to the appointment of a trustee, liquidator, custodian or receiver thereof, or for a substantial part of its property or business;

         e. A trustee, liquidator, custodian or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment;

         f. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve O{ consent to, or acquiesce in any such proceeding or admit the material allegations O{ or default in answering a petition filed in any such proceeding;

         g. The Company shall have its Common Stock delisted from The Nasdaq SmallCap Market or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within five (5) business days;

         h. The Company shall default on the payment of any debts in excess of $100,000 beyond any applicable grace period;

         i. Any judgments, levies or attachments shall be rendered against the Company or any of its assets or properties in an aggregate amount in excess of $100,000 and such judgments, levies or attachments shall not be dismissed, stayed, bonded or discharged within thirty (30) days of the date of entry thereof; or

         j. The Company shall be a party to any merger or consolidation or shall dispose of all or substantially all of its assets in one or more transactions or shall redeem more than a de minimis amount of its outstanding shares of capital stock, other than (i) a merger or share exchange effected solely for the purpose of reincorporating the Company or (ii) a merger or share exchange in which the Company is the surviving corporation and the stockholders of the Company immediately prior to such merger or share exchange own more than fifty percent (50%) of the outstanding voting stock of the Company following the merger or share exchange.

Upon the occurrence of any Event of Default or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent Event of Default) at the option of the Holder in the Holder's sole discretion, the Holder may, upon written notice to the Company, accelerate the maturity hereof, whereupon all principal and interest hereunder shall be immediately due and payable without presentment, demand, protest or notice of any kind all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights or remedies afforded by law.

         11. The Company, should an Event of Default occur, expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

         12. (a) Anything in this Debenture to the contrary notwithstanding, the obligation of the Company to pay the principal of and interest in this Debenture, and to discharge all its other obligations hereunder, shall be subordinate and junior in right of payment, to (x) all obligations of the Company to commercial banks for borrowed money, (y) all obligations of the Company to commercials banks under guarantees by the Company of obligations of wholly-owned subsidiaries of the Company to commercial banks for borrowed money, in each case, whether such obligations are outstanding at the date of this Debenture or created or incurred after the date of this Debenture but prior to the maturity of this Debenture and (z) all obligations of the Company to holders of the Company's indebtedness issued in connection with one or more underwritten public offerings by the Company (hereinafter referred to as "Senior Indebtedness").

             (b) The term "Senior Indebtedness" does not include any indebtedness as to which the instrument creating or evidencing it provides that such indebtedness is on a parity with or otherwise not superior in right of payment to this Debenture.

             (c) No payment on account of principal or interest on this Debenture shall be made if; at the time of such payment or immediately after giving effect thereto, there shall exist with respect to any Senior Indebtedness any default or any condition, event or act that, with notice or lapse of time, or both, would constitute a default, unless waived, and if any such payments are received by Holder, Holder shall forthwith deliver such payment to the holders of the Senior Indebtedness, for application on account of the Senior Indebtedness, and until so delivered, such payment shall be held in trust by Holder as the property of the holders of the Senior Indebtedness

             (d) In the event of any insolvency proceedings, and any receivership, liquidation or other similar proceedings in connection therewith, relative to the Company or its property, and in the event of any proceedings for voluntary or involuntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal, interest fees and charges, including without limitation post-petition interest, on all Senior Indebtedness before Holder is entitled to receive any payment on account of principal or interest upon this Debenture and no claim or proof of claim shall be filed with the Company by or on behalf of Holder that shall assert any right to receive any payments in respect of this Debenture, except subject to the payment in full of the principal and interest on all of the Senior Indebtedness then outstanding.

             (e) If funds or assets which would otherwise be available to make payments in respect of this Note are instead paid or distributed to the holders of Senior Indebtedness on account of the subordination provisions of this
Section 1.2, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness.

         13. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of; and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company. This Debenture ranks equally with all other Debentures now or hereafter issued under the terms set forth herein.

         14. Any notice to be given or to be served upon any party in connection with the Debentures must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two
(2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

     If to the Company, to:

         InterAmericas Communications Corporation
         1221 Brickell Avenue, Suite 900
         Miami, Florida 33131
         Attn.:  Patricio E. Northland, Chief Executive Officer
         Telephone:  (305) 377-6790
         Facsimile:  (305) 377-6791

     With copy to:

         Andrew Hulsh, Esq.
         Baker & McKenzie

     Barnett Tower - Suite 1600
     701 Brickell Avenue
     Miami, Florida 33131-2827
     Telephone:  (305) 789-8900
     Facsimile:  (305) 789-8953

If to the Holder, to:

     NU Investments, LLC
     Field Secretaries
     c/o Bank of Butterfield International Ltd.
     P.O. Box 705
     Butterfield House, Fort Street
     Grand Cayman, Cayman Island
     Attn.:  Irwin Dikau
     Telephone:  (809) 949-7055
     Facsimile:  (809) 949-7004

With a copy to;

     Kenneth S. Witt, Esq.
     Freeborn & Peters
     950 17th Street, Suite 2600
     Denver, Colorado 80202
     Telephone:  (303) 628-4200
     Facsimile:  (303) 628-4240

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

         15. Except as otherwise expressly provided herein, the terms, conditions and enforceability of the Debentures shall be governed by and interpreted under the laws of the State of Illinois. Any claim, dispute or disagreement relating to the terms and conditions of the Debentures, or arising from the Debentures or the subject matter of the Debentures, may be brought only in the Circuit Courts of Cook or DuPage Counties in the State of Illinois or in the United States District Court for the Northern District of Illinois, which shall have exclusive jurisdiction thereof. The parties to the Debentures consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.



Dated: February 3, 1997                 INTERAMERICAS COMMUNICATIONS
                                        CORPORATION


                                        By:  /s/ Patricio E. Northland
                                             --------------------------

                                        Name:  Patricio E. Northland

                                        Title:  Chairman and CEO

NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                       in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert the above Debenture No. ________ into _________________________ shares of Common Stock of
InterAmericas Communications Corporation (the "Company") according to the conditions hereof; as of the date written below.



                         ----------------------------------
                         Date of Notice




                         ----------------------------------
                         Signature




                         ----------------------------------
                         Name


                         Address:


                         ----------------------------------

                         ----------------------------------

                         ----------------------------------







* The original Debenture and a manually signed original of this Notice of Conversion must be received by the Company by the third business day following the date of delivery of this Notice of Conversion by facsimile.

THE SECURITIES REPRESENTED BY THE DEBENTURES AND THE SHARES OF COMMON STOCK OF INTERAMERICAS COMMUNICATIONS CORPORATION TO BE ISSUED UPON ANY CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISTRIBUTION OF SECURITIES) OR (111) IF AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE. THE SECURITIES EVIDENCED BY THIS DEBENTURE ARE ALSO SUBJECT TO THE REGISTRATION RIGHTS SET FORTH IN THAT CERTAIN SUBSCRIPTION AND PURCHASE AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF WHICH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.


No.5                                                                    $150,000


                  INTERAMERICAS COMMUNICATIONS CORPORATION

                7% CONVERTIBLE DEBENTURE DUE FEBRUARY 3,2000

     THIS DEBENTURE is one of a duly authorized issue of Debentures of InterAmericas Communications Corporation, a corporation duly organized and existing under the laws of the State of Texas (the "Company"), designated as its 7% Convertible Debentures due February 3, 2000 in an aggregate original principal amount not exceeding One Million Five Hundred Thousand Dollars ($1,500,000) (the "Debentures").

     FOR VALUE RECEIVED, the Company promises to pay to NU Investments, LLC, registered holder hereof (the "Holder"), the principal sum of One Hundred Fifty Thousand Dollars ($150,000) on February 3, 2000 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears at the rate of 7% per annum, compounded annually and payable on a semi-annual basis commencing six months after the date hereof computed on the basis of the actual number of days elapsed in a 365-day year. Any accrued and unpaid interest shall be payable in full on the Maturity Date or, if earlier, on each Conversion Date (hereinafter defined). Accrual of interest shall commence on the date hereof until payment in full of the principal sum has been made or duly provided for. All accrued and unpaid interest shall bear interest at the same rate from and after the due date of the interest payment until so paid. The interest so payable, less any amounts required by law to be deducted or withheld, will be paid on the Maturity Date or, if earlier, on each Conversion Date, to the person in whose name the Debenture is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement executed by the original Holder in connection with the purchase of the tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company, as designated in writing by the Holder from time to time. In lieu of a cash interest payment, the Holder may require the Company to issue shares of its Common Stock, $.001 par value per share (the "Common Stock"), or a combination of Common Stock and cash as payment of the interest then due and payable. If the Holder elects to receive all or a portion of the interest in Common Stock, the Company shall issue to the Holder such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate average closing bid price (as reported on the Nasdaq SmallCap Market) for the five (5) consecutive trading days ending on the trading day prior to the date such interest is payable, equal in amount to the interest which the Holder has elected to receive in kind.

     This Debenture is subject to the following additional provisions:

     1. In the event that the Company has not registered for resale all of the Registrable Shares pursuant to Section 3 of the Subscription Agreement on or before June 30, 1997, the Company shall, for each day or portion thereof that such Registrable Shares are not registered for resale, in addition to the interest accruing at the rate of 7% per annum otherwise payable pursuant to the terms of the Debentures, pay the Holder a premium equal to one tenth of one percent (0.1%) of the aggregate outstanding principal amount of the Debentures, payable weekly in arrears, commencing July 1, 1997. The premium to be paid, if any, shall constitute liquidated damages for the Company's failure to cause the registration of the Registrable Shares. The parties agree that the foregoing damages are reasonable and that the anticipated damages for the failure of the Company to effect such registration are uncertain in amount and difficult to be proved. The premium shall accrue and be payable on a weekly basis in cash or, in lieu of a cash premium payment the Holder may, at its option, require the Company to issue shares of its Common Stock or a combination of Common Stock and cash as payment of the premium then due and payable, until such time as the Holder receives notification of the effectiveness of the Registration Statement or the registration to be effected pursuant to Section 3.2 of the Subscription Agreement. If the Holder elects to receive all or a portion of the premium in Common Stock, the Company shall issue to the Holder such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate average closing bid price (as reported on The Nasdaq SmallCap Market) for the five (5) consecutive trading days ending on the trading day prior to the date such premium is payable, equal in amount to the cash premium which the Company is required to pay in kind.

     2. The Debentures are issuable in denominations of Fifty Thousand Dollars ($50,000) and integral multiples thereof This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder No service charge will be made for such registration or transfer or exchange.

     3. The Company shall be entitled to withhold from all payments of interest on this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or any other applicable laws at the time of such payments.

     4. This Debenture has been issued subject to certain investment representations of the original Holder hereof (set forth in Section 5 of the Subscription Agreement) and may be offered, sold, transferred or exchanged only in compliance with the Securities Act. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     5. Subject to the provisions of Section 7 hereof the Holder of this Debenture shall have the option to convert up to One Hundred percent (100%) of the of the principal amount of the Debentures originally issued to the Holder at any time and from time to time into shares of the Company's Common Stock, at a conversion price for each share of Common Stock equal to the lesser of (i) the average closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the date of the Debentures (the "Fixed Conversion Price") or, (ii) eighty-three percent (83%) of the average closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the Conversion Date (hereinafter defined) (such lesser value being hereinafter referred to as the "Conversion Price"). Notwithstanding the foregoing, in the event that the closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for ten (10) consecutive trading days is equal to, or less than $2.25 (as adjusted for stock splits, combinations and similar recapitalizations affecting the Common Stock), the Company may, on one and only one occasion, suspend the Purchaser's ability to convert any part of the outstanding Debentures for a period not to exceed forty-five (45) days.

     6. Conversion of this Debenture shall be effectuated by surrendering the Debenture to the Company with the form of Notice of Conversion attached hereto as SCHEDULE 1. executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as provided for above) hereof. The amount of accrued but unpaid interest as of the Conversion Date shall be subject to conversion and paid in shares of Common Stock valued at the Conversion Price. No fractional shares of the Common Stock or scrip representing fractional shares will be issued on conversion, but the number of shares of Common Stock issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given shall be deemed to be the date on which the Holder has delivered the Debentures, with the Notice of Conversion duly executed, to the Company, or if earlier, the date such Notice of Conversion is delivered to the Company provided the Debentures are received by the Company within five (5) trading days thereafter. Such date is referred to herein as the 'Conversion Date." Facsimile delivery of the Notice of Conversion shall be accepted by the Company. The Company shall issue and register, within three (3) trading days after delivery to the Company of such Notice of Conversion, if the Company has received the original Notice of Conversion and Debenture(s) being so converted by such date, the number of shares of Common Stock to which the Holder shall be entitled, registered in such street or nominee name as may be directed by the Holder in the Notice of Conversion. The Company shall ensure that the shares of Common Stock are at all times Depository Trust Corporation eligible. In the event that the Company fails for any reason to effect delivery of such shares of Common Stock within such three (3) trading day period; (i) the Company shall pay the Holder a premium equal to one percent (1%) of the aggregate principal amount of the Debentures then outstanding and held by the Holder, payable daily, commencing on the fourth (4th) trading day after delivery to the Company of such Notice of Conversion or (ii) the Holder may, in its sole discretion, revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion. The parties agree that the foregoing damages are reasonable and that the anticipated damages for the failure of the Company to effect such delivery are uncertain in amount and difficult to be proved.

     7. The Conversion Price and number of shares of Common Stock issuable upon conversion shall be subject to adjustment from time to time as provided in this
Section 7.

     (a) In the event the Company should at any time or from time to time after the date of this Debenture fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Fixed Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of the Debentures shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

     (b) If the number of shares of Common Stock outstanding at any time after the date of the Debentures is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Fixed Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of the Debentures shall be decreased in proportion to such decrease in outstanding shares.

     8. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Debentures, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount and accrued interest thereon; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Debentures, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares ~f Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the Company's authorized Common Stock.

     9. The Company shall be entitled to prepay the entire amount of the Debentures or any portion hereof, at any time or from time to time, upon not less than ten (10) (nor more than twenty (20)) days' prior written notice. The prepayment price shall equal One Hundred Seventeen Percent (117%) of the principal amount so to be prepaid plus all accrued and unpaid interest. Such prepayment shall be effected by written notice to the Holder, accompanied by prepayment by wire transfer of immediately available funds to an account designated by the Holder. Any such prepayment shall be made pro rata among the Debentures in proportion to the original principal amount thereof.

     10.  Any of the following shall constitute an "Event of Default":

     a. The Company shall fail to make any payment (whether principal, interest or otherwise) on the Debentures as and when the same shall be due and payable and such default shall continue for five (5) business days after the due date thereof;

     b. Any of the representations or warranties made by the Company herein. in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of the Debentures or the Subscription Agreement shall be false or misleading in any material respect as of the date made;

     c. The Company shall fail to perform or observe, in any material respect, any other material covenant, term, provision, condition, agreement or obligation of the Company under the Debentures or the Subscription Agreement and such failure shall continue uncured for a period of five (5) business days after the first date on which such failure arises (it being understood that in the case of defaults which can not reasonably be cured within a 5-day period no grace period shall be necessary as a precondition to the failure to perform such covenant constituting an Event of Default);

     d. The Company shall (1) make an assignment for the benefit of its creditors or commence proceedings for its dissolution; or (2) apply for or consent to the appointment of a trustee, liquidator, custodian or receiver thereof, or for a substantial part of its property or business;

     e. A trustee, liquidator, custodian or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment;

     f. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve O{ consent to, or acquiesce in any such proceeding or admit the material allegations O{ or default in answering a petition filed in any such proceeding;

     g. The Company shall have its Common Stock delisted from The Nasdaq SmallCap Market or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within five (5) business days;

     h. The Company shall default on the payment of any debts in excess of $100,000 beyond any applicable grace period;

     i. Any judgments, levies or attachments shall be rendered against the Company or any of its assets or properties in an aggregate amount in excess of $100,000 and such judgments, levies or attachments shall not be dismissed, stayed, bonded or discharged within thirty (30) days of the date of entry thereof; or

     j. The Company shall be a party to any merger or consolidation or shall dispose of all or substantially all of its assets in one or more transactions or shall redeem more than a de minimis amount of its outstanding shares of capital stock, other than (i) a merger or share exchange effected solely for the purpose of reincorporating the Company or (ii) a merger or share exchange in which the Company is the surviving corporation and the stockholders of the Company immediately prior to such merger or share exchange own more than fifty percent (50%) of the outstanding voting stock of the Company following the merger or share exchange.

Upon the occurrence of any Event of Default or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent Event of Default) at the option of the Holder in the Holder's sole discretion, the Holder may, upon written notice to the Company, accelerate the maturity hereof, whereupon all principal and interest hereunder shall be immediately due and payable without presentment, demand, protest or notice of any kind all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights or remedies afforded by law.

     11. The Company, should an Event of Default occur, expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

     12. (a) Anything in this Debenture to the contrary notwithstanding, the obligation of the Company to pay the principal of and interest in this Debenture, and to discharge all its other obligations hereunder, shall be subordinate and junior in right of payment, to (x) all obligations of the Company to commercial banks for borrowed money, (y) all obligations of the Company to commercials banks under guarantees by the Company of obligations of wholly-owned subsidiaries of the Company to commercial banks for borrowed money, in each case, whether such obligations are outstanding at the date of this Debenture or created or incurred after the date of this Debenture but prior to the maturity of this Debenture and (z) all obligations of the Company to holders of the Company's indebtedness issued in connection with one or more underwritten public offerings by the Company (hereinafter referred to as "Senior Indebtedness").

          (b) The term "Senior Indebtedness" does not include any indebtedness as to which the instrument creating or evidencing it provides that such indebtedness is on a parity with or otherwise not superior in right of payment to this Debenture.

          (c) No payment on account of principal or interest on this Debenture shall be made if; at the time of such payment or immediately after giving effect thereto, there shall exist with respect to any Senior Indebtedness any default or any condition, event or act that, with notice or lapse of time, or both, would constitute a default, unless waived, and if any such payments are received by Holder, Holder shall forthwith deliver such payment to the holders of the Senior Indebtedness, for application on account of the Senior Indebtedness, and until so delivered, such payment shall be held in trust by Holder as the property of the holders of the Senior Indebtedness

          (d) In the event of any insolvency proceedings, and any receivership, liquidation or other similar proceedings in connection therewith, relative to the Company or its property, and in the event of any proceedings for voluntary or involuntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal, interest fees and charges, including without limitation post-petition interest, on all Senior Indebtedness before Holder is entitled to receive any payment on account of principal or interest upon this Debenture and no claim or proof of claim shall be filed with the Company by or on behalf of Holder that shall assert any right to receive any payments in respect of this Debenture, except subject to the payment in full of the principal and interest on all of the Senior Indebtedness then outstanding.

          (e) If funds or assets which would otherwise be available to make payments in respect of this Note are instead paid or distributed to the holders of Senior Indebtedness on account of the subordination provisions of this Section 1.2, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness.

     13. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of; and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company. This Debenture ranks equally with all other Debentures now or hereafter issued under the terms set forth herein.

     14. Any notice to be given or to be served upon any party in connection with the Debentures must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

  If to the Company, to:

     InterAmericas Communications Corporation
     1221 Brickell Avenue, Suite 900
     Miami, Florida 33131
     Attn.:  Patricio E. Northland, Chief Executive Officer
     Telephone:  (305) 377-6790
     Facsimile:  (305) 377-6791

  With copy to:

     Andrew Hulsh, Esq.
     Baker & McKenzie

     Barnett Tower - Suite 1600
     701 Brickell Avenue
     Miami, Florida 33131-2827
     Telephone:  (305) 789-8900
     Facsimile:  (305) 789-8953

  If to the Holder, to:

     NU Investments, LLC
     Field Secretaries
     c/o Bank of Butterfield International Ltd.
     P.O. Box 705
     Butterfield House, Fort Street
     Grand Cayman, Cayman Island
     Attn.:  Irwin Dikau
     Telephone:  (809) 949-7055
     Facsimile:  (809) 949-7004

  With a copy to;

     Kenneth S. Witt, Esq.
     Freeborn & Peters
     950 17th Street, Suite 2600
     Denver, Colorado 80202
     Telephone:  (303) 628-4200
     Facsimile:  (303) 628-4240

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

     15. Except as otherwise expressly provided herein, the terms, conditions and enforceability of the Debentures shall be governed by and interpreted under the laws of the State of Illinois. Any claim, dispute or disagreement relating to the terms and conditions of the Debentures, or arising from the Debentures or the subject matter of the Debentures, may be brought only in the Circuit Courts of Cook or DuPage Counties in the State of Illinois or in the United States District Court for the Northern District of Illinois, which shall have exclusive jurisdiction thereof. The parties to the Debentures consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.



Dated: February 3, 1997                 INTERAMERICAS COMMUNICATIONS
                                        CORPORATION


                                        By:  /s/ Patricio E. Northland
                                           ------------------------------------

                                        Name:  Patricio E. Northland

                                        Title:  Chairman and CEO

NOTICE OF CONVERSION

                  (To be Executed by the Registered Holder
                     in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert the above Debenture No. ________ into _________________________ shares of Common Stock of
InterAmericas Communications Corporation (the "Company") according to the conditions hereof; as of the date written below.



                                           ----------------------------------
                                           Date of Notice



                                           ----------------------------------
                                           Signature



                                           ----------------------------------
                                           Name


                                           Address:

                                           ----------------------------------

                                           ----------------------------------

                                           ----------------------------------




* The original Debenture and a manually signed original of this Notice of Conversion must be received by the Company by the third business day following the date of delivery of this Notice of Conversion by facsimile.

THE SECURITIES REPRESENTED BY THE DEBENTURES AND THE SHARES OF COMMON STOCK OF INTERAMERICAS COMMUNICATIONS CORPORATION TO BE ISSUED UPON ANY CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISTRIBUTION OF SECURITIES) OR (111) IF AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE. THE SECURITIES EVIDENCED BY THIS DEBENTURE ARE ALSO SUBJECT TO THE REGISTRATION RIGHTS SET FORTH IN THAT CERTAIN SUBSCRIPTION AND PURCHASE AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF WHICH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.


No.6                                                                    $150,000


                  INTERAMERICAS COMMUNICATIONS CORPORATION

                7% CONVERTIBLE DEBENTURE DUE FEBRUARY 3,2000

     THIS DEBENTURE is one of a duly authorized issue of Debentures of InterAmericas Communications Corporation, a corporation duly organized and existing under the laws of the State of Texas (the "Company"), designated as its 7% Convertible Debentures due February 3, 2000 in an aggregate original principal amount not exceeding One Million Five Hundred Thousand Dollars ($1,500,000) (the "Debentures").

     FOR VALUE RECEIVED, the Company promises to pay to NU Investments, LLC, registered holder hereof (the "Holder"), the principal sum of One Hundred Fifty Thousand Dollars ($150,000) on February 3, 2000 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears at the rate of 7% per annum, compounded annually and payable on a semi-annual basis commencing six months after the date hereof computed on the basis of the actual number of days elapsed in a 365-day year. Any accrued and unpaid interest shall be payable in full on the Maturity Date or, if earlier, on each Conversion Date (hereinafter defined). Accrual of interest shall commence on the date hereof until payment in full of the principal sum has been made or duly provided for. All accrued and unpaid interest shall bear interest at the same rate from and after the due date of the interest payment until so paid. The interest so payable, less any amounts required by law to be deducted or withheld, will be paid on the Maturity Date or, if earlier, on each Conversion Date, to the person in whose name the Debenture is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement executed by the original Holder in connection with the purchase of the tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company, as designated in writing by the Holder from time to time. In lieu of a cash interest payment, the Holder may require the Company to issue shares of its Common Stock, $.001 par value per share (the "Common Stock"), or a combination of Common Stock and cash as payment of the interest then due and payable. If the Holder elects to receive all or a portion of the interest in Common Stock, the Company shall issue to the Holder such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate average closing bid price (as reported on the Nasdaq SmallCap Market) for the five (5) consecutive trading days ending on the trading day prior to the date such interest is payable, equal in amount to the interest which the Holder has elected to receive in kind.

     This Debenture is subject to the following additional provisions:

     1. In the event that the Company has not registered for resale all of the Registrable Shares pursuant to Section 3 of the Subscription Agreement on or before June 30, 1997, the Company shall, for each day or portion thereof that such Registrable Shares are not registered for resale, in addition to the interest accruing at the rate of 7% per annum otherwise payable pursuant to the terms of the Debentures, pay the Holder a premium equal to one tenth of one percent (0.1%) of the aggregate outstanding principal amount of the Debentures, payable weekly in arrears, commencing July 1, 1997. The premium to be paid, if any, shall constitute liquidated damages for the Company's failure to cause the registration of the Registrable Shares. The parties agree that the foregoing damages are reasonable and that the anticipated damages for the failure of the Company to effect such registration are uncertain in amount and difficult to be proved. The premium shall accrue and be payable on a weekly basis in cash or, in lieu of a cash premium payment the Holder may, at its option, require the Company to issue shares of its Common Stock or a combination of Common Stock and cash as payment of the premium then due and payable, until such time as the Holder receives notification of the effectiveness of the Registration Statement or the registration to be effected pursuant to Section 3.2 of the Subscription Agreement. If the Holder elects to receive all or a portion of the premium in Common Stock, the Company shall issue to the Holder such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate average closing bid price (as reported on The Nasdaq SmallCap Market) for the five (5) consecutive trading days ending on the trading day prior to the date such premium is payable, equal in amount to the cash premium which the Company is required to pay in kind.

     2. The Debentures are issuable in denominations of Fifty Thousand Dollars ($50,000) and integral multiples thereof This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder No service charge will be made for such registration or transfer or exchange.

     3. The Company shall be entitled to withhold from all payments of interest on this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or any other applicable laws at the time of such payments.

     4. This Debenture has been issued subject to certain investment representations of the original Holder hereof (set forth in Section 5 of the Subscription Agreement) and may be offered, sold, transferred or exchanged only in compliance with the Securities Act. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     5. Subject to the provisions of Section 7 hereof the Holder of this Debenture shall have the option to convert up to One Hundred percent (100%) of the of the principal amount of the Debentures originally issued to the Holder at any time and from time to time into shares of the Company's Common Stock, at a conversion price for each share of Common Stock equal to the lesser of (i) the average closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the date of the Debentures (the "Fixed Conversion Price") or, (ii) eighty-three percent (83%) of the average closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the Conversion Date (hereinafter defined) (such lesser value being hereinafter referred to as the "Conversion Price"). Notwithstanding the foregoing, in the event that the closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for ten (10) consecutive trading days is equal to, or less than $2.25 (as adjusted for stock splits, combinations and similar recapitalizations affecting the Common Stock), the Company may, on one and only one occasion, suspend the Purchaser's ability to convert any part of the outstanding Debentures for a period not to exceed forty-five (45) days.

     6. Conversion of this Debenture shall be effectuated by surrendering the Debenture to the Company with the form of Notice of Conversion attached hereto as SCHEDULE 1. executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as provided for above) hereof. The amount of accrued but unpaid interest as of the Conversion Date shall be subject to conversion and paid in shares of Common Stock valued at the Conversion Price. No fractional shares of the Common Stock or scrip representing fractional shares will be issued on conversion, but the number of shares of Common Stock issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given shall be deemed to be the date on which the Holder has delivered the Debentures, with the Notice of Conversion duly executed, to the Company, or if earlier, the date such Notice of Conversion is delivered to the Company provided the Debentures are received by the Company within five (5) trading days thereafter. Such date is referred to herein as the 'Conversion Date." Facsimile delivery of the Notice of Conversion shall be accepted by the Company. The Company shall issue and register, within three (3) trading days after delivery to the Company of such Notice of Conversion, if the Company has received the original Notice of Conversion and Debenture(s) being so converted by such date, the number of shares of Common Stock to which the Holder shall be entitled, registered in such street or nominee name as may be directed by the Holder in the Notice of Conversion. The Company shall ensure that the shares of Common Stock are at all times Depository Trust Corporation eligible. In the event that the Company fails for any reason to effect delivery of such shares of Common Stock within such three (3) trading day period; (i) the Company shall pay the Holder a premium equal to one percent (1%) of the aggregate principal amount of the Debentures then outstanding and held by the Holder, payable daily, commencing on the fourth (4th) trading day after delivery to the Company of such Notice of Conversion or (ii) the Holder may, in its sole discretion, revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion. The parties agree that the foregoing damages are reasonable and that the anticipated damages for the failure of the Company to effect such delivery are uncertain in amount and difficult to be proved.

     7. The Conversion Price and number of shares of Common Stock issuable upon conversion shall be subject to adjustment from time to time as provided in this
Section 7.

     (a) In the event the Company should at any time or from time to time after the date of this Debenture fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Fixed Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of the Debentures shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

     (b) If the number of shares of Common Stock outstanding at any time after the date of the Debentures is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Fixed Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of the Debentures shall be decreased in proportion to such decrease in outstanding shares.

     8. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Debentures, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount and accrued interest thereon; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Debentures, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares ~f Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the Company's authorized Common Stock.

     9. The Company shall be entitled to prepay the entire amount of the Debentures or any portion hereof, at any time or from time to time, upon not less than ten (10) (nor more than twenty (20)) days' prior written notice. The prepayment price shall equal One Hundred Seventeen Percent (117%) of the principal amount so to be prepaid plus all accrued and unpaid interest. Such prepayment shall be effected by written notice to the Holder, accompanied by prepayment by wire transfer of immediately available funds to an account designated by the Holder. Any such prepayment shall be made pro rata among the Debentures in proportion to the original principal amount thereof.

     10.  Any of the following shall constitute an "Event of Default":

     a. The Company shall fail to make any payment (whether principal, interest or otherwise) on the Debentures as and when the same shall be due and payable and such defaul shall continue for five (5) business days after the due date thereof;

     b. Any of the representations or warranties made by the Company herein. in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of the Debentures or the Subscription Agreement shall be false or misleading in any material respect as of the date made;

     c. The Company shall fail to perform or observe, in any material respect, any other material covenant, term, provision, condition, agreement or obligation of the Company under the Debentures or the Subscription Agreement and such failure shall continue uncured for a period of five (5) business days after the first date on which such failure arises (it being understood that in the case of defaults which can not reasonably be cured within a 5-day period no grace period shall be necessary as a precondition to the failure to perform such covenant constituting an Event of Default);

     d. The Company shall (1) make an assignment for the benefit of its creditors or commence proceedings for its dissolution; or (2) apply for or consent to the appointment of a trustee, liquidator, custodian or receiver thereof, or for a substantial part of its property or business;

     e. A trustee, liquidator, custodian or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment;

     f. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve O{ consent to, or acquiesce in any such proceeding or admit the material allegations O{ or default in answering a petition filed in any such proceeding;

     g. The Company shall have its Common Stock delisted from The Nasdaq SmallCap Market or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within five (5) business days;

     h. The Company shall default on the payment of any debts in excess of $100,000 beyond any applicable grace period;

     i. Any judgments, levies or attachments shall be rendered against the Company or any of its assets or properties in an aggregate amount in excess of $100,000 and such judgments, levies or attachments shall not be dismissed, stayed, bonded or discharged within thirty (30) days of the date of entry thereof; or

     j. The Company shall be a party to any merger or consolidation or shall dispose of all or substantially all of its assets in one or more transactions or shall redeem more than a de minimis amount of its outstanding shares of capital stock, other than (i) a merger or share exchange effected solely for the purpose of reincorporating the Company or (ii) a merger or share exchange in which the Company is the surviving corporation and the stockholders of the Company immediately prior to such merger or share exchange own more than fifty percent (50%) of the outstanding voting stock of the Company following the merger or share exchange.

Upon the occurrence of any Event of Default or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent Event of Default) at the option of the Holder in the Holder's sole discretion, the Holder may, upon written notice to the Company, accelerate the maturity hereof, whereupon all principal and interest hereunder shall be immediately due and payable without presentment, demand, protest or notice of any kind all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights or remedies afforded by law.

     11. The Company, should an Event of Default occur, expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

     12. (a) Anything in this Debenture to the contrary notwithstanding, the obligation of the Company to pay the principal of and interest in this Debenture, and to discharge all its other obligations hereunder, shall be subordinate and junior in right of payment, to (x) all obligations of the Company to commercial banks for borrowed money, (y) all obligations of the Company to commercials banks under guarantees by the Company of obligations of wholly-owned subsidiaries of the Company to commercial banks for borrowed money, in each case, whether such obligations are outstanding at the date of this Debenture or created or incurred after the date of this Debenture but prior to the maturity of this Debenture and (z) all obligations of the Company to holders of the Company's indebtedness issued in connection with one or more underwritten public offerings by the Company (hereinafter referred to as "Senior Indebtedness").

         (b) The term "Senior Indebtedness" does not include any indebtedness as to which the instrument creating or evidencing it provides that such indebtedness is on a parity with or otherwise not superior in right of payment to this Debenture.

         (c) No payment on account of principal or interest on this Debenture shall be made if; at the time of such payment or immediately after giving effect thereto, there shall exist with respect to any Senior Indebtedness any default or any condition, event or act that, with notice or lapse of time, or both, would constitute a default, unless waived, and if any such payments are received by Holder, Holder shall forthwith deliver such payment to the holders of the Senior Indebtedness, for application on account of the Senior Indebtedness, and until so delivered, such payment shall be held in trust by Holder as the property of the holders of the Senior Indebtedness

         (d) In the event of any insolvency proceedings, and any receivership, liquidation or other similar proceedings in connection therewith, relative to the Company or its property, and in the event of any proceedings for voluntary or involuntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal, interest fees and charges, including without limitation post-petition interest, on all Senior Indebtedness before Holder is entitled to receive any payment on account of principal or interest upon this Debenture and no claim or proof of claim shall be filed with the Company by or on behalf of Holder that shall assert any right to receive any payments in respect of this Debenture, except subject to the payment in full of the principal and interest on all of the Senior Indebtedness then outstanding.

         (e) If funds or assets which would otherwise be available to make payments in respect of this Note are instead paid or distributed to the holders of Senior Indebtedness on account of the subordination provisions of this Section 1.2, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness.

     13. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of; and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company. This Debenture ranks equally with all other Debentures now or hereafter issued under the terms set forth herein.

     14. Any notice to be given or to be served upon any party in connection with the Debentures must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

  If to the Company, to:

     InterAmericas Communications Corporation
     1221 Brickell Avenue, Suite 900
     Miami, Florida 33131
     Attn.:  Patricio E. Northland, Chief Executive Officer
     Telephone:  (305) 377-6790
     Facsimile:  (305) 377-6791

  With copy to:

     Andrew Hulsh, Esq.
     Baker & McKenzie

     Barnett Tower - Suite 1600
     701 Brickell Avenue
     Miami, Florida 33131-2827
     Telephone:  (305) 789-8900
     Facsimile:  (305) 789-8953

  If to the Holder, to:

     NU Investments, LLC
     Field Secretaries
     c/o Bank of Butterfield International Ltd.
     P.O. Box 705
     Butterfield House, Fort Street
     Grand Cayman, Cayman Island
     Attn.:  Irwin Dikau
     Telephone:  (809) 949-7055
     Facsimile:  (809) 949-7004

  With a copy to;

     Kenneth S. Witt, Esq.
     Freeborn & Peters
     950 17th Street, Suite 2600
     Denver, Colorado 80202
     Telephone:  (303) 628-4200
     Facsimile:  (303) 628-4240

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

     15. Except as otherwise expressly provided herein, the terms, conditions and enforceability of the Debentures shall be governed by and interpreted under the laws of the State of Illinois. Any claim, dispute or disagreement relating to the terms and conditions of the Debentures, or arising from the Debentures or the subject matter of the Debentures, may be brought only in the Circuit Courts of Cook or DuPage Counties in the State of Illinois or in the United States District Court for the Northern District of Illinois, which shall have exclusive jurisdiction thereof. The parties to the Debentures consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.



Dated: February 3, 1997                 INTERAMERICAS COMMUNICATIONS
                                        CORPORATION


                                        By:  /s/ Patricio E. Northland
                                           -------------------------------------

                                        Name:  Patricio E. Northland

                                        Title:  Chairman and CEO

NOTICE OF CONVERSION

                  (To be Executed by the Registered Holder
                     in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert the above Debenture No. ________ into _________________________ shares of Common Stock of
InterAmericas Communications Corporation (the "Company") according to the conditions hereof; as of the date written below.



                                             --------------------------------
                                             Date of Notice



                                             --------------------------------
                                             Signature



                                             --------------------------------
                                             Name


                                             Address:

                                             --------------------------------

                                             --------------------------------

                                             --------------------------------



* The original Debenture and a manually signed original of this Notice of Conversion must be received by the Company by the third business day following the date of delivery of this Notice of Conversion by facsimile.





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